                                                                      EXHIBIT(q)


                                POWER OF ATTORNEY

         The undersigned, being officers and trustees of each of the Van Kampen Open End Trusts (individually, a "Trust") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust, except for the Van Kampen Pennsylvania Tax Free Income Fund being a Pennsylvania trust, and being Officers and Directors of Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, appoint Sara L. Badler, Stefanie Chang Yu, Lou Anne McInnis and A. Thomas Smith III, each of New York, New York, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, in any and all capacities, to execute and deliver, for and on behalf of the undersigned, in any and all capacities, any Registration Statement on Form N-1A (including any and all amendments thereto), any Registration Statement on Form N-14 (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of his or their substitute may lawfully do or cause to be done by virtue thereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: August 22, 2002


                   Signature                                                      Title
                   ---------                                                      -----

     /s/  Richard F. Powers, III                                       President, Trustee/Director
-------------------------------------------
          Richard F. Powers, III


     /s/  John L. Sullivan                                Vice President, Chief Financial Officer and Treasurer
-------------------------------------------
          John L. Sullivan


     /s/  J. Miles Branagan                                                 Trustee/Director
-------------------------------------------
          J. Miles Branagan


     /s/  Jerry D. Choate                                                   Trustee/Director
-------------------------------------------
          Jerry D. Choate


     /s/  Linda Hutton Heagy                                                Trustee/Director
-------------------------------------------
          Linda Hutton Heagy


     /s/  R. Craig Kennedy                                                  Trustee/Director
-------------------------------------------
          R. Craig Kennedy


     /s/  Mitchell M. Merin                                                 Trustee/Director
-------------------------------------------
          Mitchell M. Merin


     /s/  Jack E. Nelson                                                    Trustee/Director
-------------------------------------------
          Jack E. Nelson


     /s/  Wayne W. Whalen                                                   Trustee/Director
-------------------------------------------
          Wayne W. Whalen

     /s/  Suzanne H. Woolsey                                                Trustee/Director
-------------------------------------------
          Suzanne H. Woolsey


                                   SCHEDULE 1


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY AND INCOME FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN PACE FUND
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME